INCOME TAXES	12 Months Ended
Dec. 31, 2023
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE 10: INCOME TAXES

There was no current income tax expense or benefit for the years ended December 31, 2023 or 2022 because of net losses during those years. These net losses were generated from domestic operations. Loss from continuing operations before income taxes for the years ended December 31, 2023 and 2022 were $16.7 million and $29.9 million, respectively.

Based on the available objective evidence, management believes it is more likely than not that the net deferred tax assets will not be fully realizable. Accordingly, the Company has provided a full valuation allowance against its net deferred tax assets at December 31, 2023 and 2022. Therefore, there was no deferred income tax expense or benefit for the years ended December 31, 2023 or 2022. There is no portion of the valuation allowance for deferred tax assets for which subsequently recognized tax benefits will be credited directly to contributed capital.

The components of net deferred tax assets (liabilities) at December 31, 2023 and 2022 were as follows:

	Year Ended December 31,
(in thousands)	2023	2022
Deferred tax assets:
Net operating losses	$52,540	$44,509
Capitalized research expenses	3,432	3,686
Fixed asset depreciation	487	678
Other	697	804
ASC 842 Right of Use Liability	137	-
Total deferred tax assets	57,293	49,677
Valuation allowance	(57,170)	(49,677)
Deferred tax assets	123	-

Deferred tax liabilities:
ASC 842 Right of Use Asset	(123)	-
Deferred tax liabilities	(123)	-

Net deferred tax asset	$-	$-

The reconciliation of the statutory federal income tax rate to the Company’s effective tax rate for the years ended December 31, 2023 and 2022 was as follows:

	Year Ended December 31,
	2023	2022
Tax at federal statutory rate	21%	21%
State tax, net of federal benefit	-	5
Change in valuation allowance	(17)	(26)
Change in warrant valuation	1	1
Net operating loss reduction due to Section 382 limitation	(1)	-
Permanent items	(1)	(1)
Deferred Adjustments, Return to Provision	(3)	-
Effective income tax rate	-%	-%

The Company’s ability to use its net operating loss and credit carryforwards to offset future taxable income is restricted due to ownership change limitations that have occurred in the past, as required by Section 382 of the Internal Revenue Code of 1986, as amended (“Section 382”), as well as similar state provisions. Net operating losses which are limited from offsetting any future taxable income under Section 382 are not included in the gross deferred tax assets presented above.

The Company’s pre-2018 federal NOLs of $67 million, which are not limited from offsetting future taxable income under Section 382, will expire in varying amounts from 2024 through 2037, if not utilized, and can offset 100% of future taxable income for regular tax purposes. The Company also has pre-2018 federal NOLs of approximately $31 million that will expire if not utilized within 20 years of being generated that are limited in offsetting future taxable income under Section 382. A portion may still potentially be utilized before they expire, but the portion which will not be able to be utilized prior to expiration has been removed from gross deferred tax assets. The Company’s federal NOLs of $116 million arising on or after January 1, 2018, can generally be carried forward indefinitely but such federal NOL carryforwards are permitted to be used in any table year to offset up to 80% of future taxable income annually. State NOLs will expire in varying amounts from 2024 through 2043 if not utilized. The Company’s ability to use its NOLs during this period will be dependent on the Company’s ability to generate taxable income, and portions of the Company’s NOLs could expire before the Company generates sufficient taxable income.

The valuation allowance was $57.2 million and $49.7 million at December 31, 2023 and 2022, respectively. The increase of approximately $7.5 million between 2022 and 2023 is primarily due to adjustments to the domestic deferred tax assets related to net operating losses.

The Company files income tax returns in the U.S. and in various state jurisdictions with varying statutes of limitations. The Company has not been audited by the Internal Revenue Service or any state income or franchise tax agency. As of December 31, 2023, the Company’s federal returns for the years ended 2020 through the current period and most state returns for the years ended 2019 through the current period are still open to examination. In addition, all of the net operating losses and research and development credits generated in years earlier than 2020 and 2019, respectively, are still subject to Internal Revenue Service audit. The federal and California tax returns for the year ended December 31, 2022 reflect research and development carryforwards of $4.4 million and $5.9 million, respectively. For the year ended December 31, 2023, the Company anticipates claiming additional research and development credits of $0.3 million on its federal tax return and $0.2 million on its California tax return.

As of December 31, 2023, the Company’s gross unrecognized tax benefits are approximately $10.7 million which are attributable to research and development credits. A reconciliation of the change in the Company’s unrecognized tax benefits is as follows:

(in thousands)	Federal Tax	State Tax	Total
Balance at December 31, 2021	$4,937	$5,644	$10,581
Return to provision true up	-	-	-
Increase in tax position during 2022	223	212	435
Decrease due to expirations during 2022	(785)	-	(785)
Balance at December 31, 2022	4,375	5,856	10,231
Return to provision true up	-	-	-
Increase in tax position during 2023	282	211	493
Decrease due to expirations during 2023	-	-	-
Balance at December 31, 2023	$4,657	$6,067	$10,724

The increase for the year ended December 31, 2023 is related to positions taken in that year. If the $10.7 million of unrecognized income tax benefit is recognized, approximately $10.7 million would impact the effective tax rate in the period in which each of the benefits is recognized.

The Company does not expect its unrecognized tax benefits to change significantly over the next 12 months. The Company recognizes interest and penalties related to unrecognized tax benefits within the interest expense line and other expense line, respectively, in the consolidated statement of operations and comprehensive loss. The Company has not recorded any interest or penalties as a result of uncertain tax positions as of December 31, 2023 and 2022. Accrued interest and penalties would be included within the related liability in the consolidated balance sheet.